                                                                    EXHIBIT 23.1



                    [MCGLADREY & PULLEN, L.L.P. LETTERHEAD]

                       CONSENT OF MCGLADREY & PULLEN, LLP

We hereby consent to the incorporation in the Registration Statement on Form S-8 of our report, dated November 13, 1998, relating to the consolidated financial statements of Concorde Gaming Corporation and Subsidiaries, included in the Annual Report on Form 10-KSB for the year ended September 30, 1998.

                                                  /s/ MCGLADREY & PULLEN, LLP

Rapid City, South Dakota
January 8, 1999